SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          August 4, 2005 (May 19, 2005)



                          INHIBITON THERAPEUTICS, INC.

               (Exact Name of Registrant as Specified in Charter)



           Nevada                      333-57946               88-0448626
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                             7315 East Peakview Ave.
                               Englewood, CO 80111
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (303) 796-8940

                        -------------------------------

                             Organic Soils.com, Inc.
                 300 E. 54th Ave., Suite 202, Anchorage AK 99518
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2005 (the "Initial 8-K"), pursuant to an Agreement and Plan of Reorganization dated as of March 24, 2005 (the "Share Exchange Agreement") by and between Organic Soils.com, Inc., a Nevada corporation (the "Registrant" or the "Company") and Inhibetex Therapeutics, Inc., a Colorado corporation ("Inhibetex"), effective as of May 19, 2005, the Company and Inhibetex entered into a share exchange whereby all of the issued and outstanding capital stock of Inhibetex, on a fully-diluted basis, were exchanged for like securities of the Company, and whereby Inhibetex became a wholly owned subsidiary of the Registrant (the "Share Exchange").

     The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth under Item 9.01 below as required by Item 9.01 of Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     Attached hereto as Exhibit 99.1 are (i) the audited financial statements of Inhibetex Therapeutics, Inc. for the year ended January 31, 2005, and (ii) the unaudited financial statements for the three month period ended April 30, 2005.

(b) PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Exhibit 99.2 are (i) the unaudited PRO FORMA condensed balance sheet for Organic Soils.com, Inc. at March 31, 2005 and for Inhibetex Therapeutics, Inc. at April 30, 2005, and (ii) the unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. for the year ended December 31, 2004 and for Inhibetex Therapeutics, Inc. for the period from May 11, 2004 (Inception) through January 31, 2005, and (iii) the unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. the year three months ended March 31, 2005 and Inhibetex Therapeutics, Inc. for the three months ended April 30, 2005.

(c) EXHIBITS

    99.1 Audited financial statements of Inhibetex Therapeutics, Inc. for the year ended January 31, 2005, and Unaudited financial statements for the three month period ended April 30, 2005.

    99.2 Unaudited PRO FORMA condensed balance sheet for Organic Soils.com, Inc. at March 31, 2005 and for Inhibetex Therapeutics, Inc. at April 30, 2005, and Unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. for the year ended December 31, 2004 and for Inhibetex Therapeutics, Inc. for the period from May 11, 2004 (Inception) through January 31, 2005, and Unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. the three months ended March 31, 2005 and Inhibetex Therapeutics, Inc. for the three months ended April 30, 2005

                      ____________________________________


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INHIBITON THERAPEUTICS, INC.


Date:  August 4, 2005                    By:  /s/  Thomas B. Olson
                                              --------------------------
                                              Thomas B. Olson
                                              Secretary


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                                  EXHIBIT INDEX


  Ex. No.   Description
  -------   -----------

  99.1 Audited financial statements of Inhibetex Therapeutics, Inc. for the year ended January 31, 2005, and Unaudited financial statements for the three month period ended April 30, 2005.

  99.2 Unaudited PRO FORMA condensed balance sheet for Organic Soils.com, Inc. at March 31, 2005 and for Inhibetex Therapeutics, Inc. at April 30, 2005, and Unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. for the year ended December 31, 2004 and for Inhibetex Therapeutics, Inc. for the period from May 11, 2004 (Inception) through January 31, 2005, and Unaudited PRO FORMA condensed statement of operations for Organic Soils.com, Inc. the three months ended March 31, 2005 and Inhibetex Therapeutics, Inc. for the three months ended April 30, 2005



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